UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2021

TELIGENT, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-08568	01-0355758
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

105 Lincoln Avenue

Buena, New Jersey 08310

(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code: (856) 697-1441

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	TLGT	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company. ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A amends the Current Report on Form 8-K that was filed with the Securities and Exchange Commission (the “SEC”) on January 22, 2021 (the “Initial Form 8-K”) by Teligent, Inc. (“Teligent” or the “Company”) concerning the decision of Deloitte & Touche LLP (“Deloitte”) to decline to stand for re-appointment as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021, following the completion of the audit of the Company’s consolidated financial statements for the year ended December 31, 2020.

Item 4.01	Changes in Registrant’s Certifying Accountant

As previously reported in the Initial Form 8-K, Deloitte declined to stand for re-appointment as the Company’s independent auditor. Following Deloitte’s completion of its audit of the Company’s consolidated financial statements for the fiscal year ended December 31, 2020, and certain other related audit services for the Company, on May 3, 2021, the Company’s retention of Deloitte as its independent registered public accounting firm ended.

During the fiscal years ended December 31, 2019 and December 31, 2020, and the subsequent period through May 3, 2021, (i) there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference thereto in its reports on the financial statements and (ii) except as described below, there were no reportable events as described in paragraph (a)(1)(v) of Regulation S-K.

During the audit for the fiscal year ended December 31, 2019, material weaknesses in internal control over financial reporting were identified relating to (i) the control environment, (ii) risk assessment, (iii) control activities, (iv) information and communication, and (v) monitoring activities. During the audit for the fiscal year ended December 31, 2020, material weaknesses in internal control over financial reporting were identified relating to (i) the control environment, (ii) risk assessment, (iii) control activities, (iv) information and communication, and (v) monitoring activities.

Deloitte’s report on the Company’s consolidated financial statements for the fiscal years ended December 31, 2019 and December 31, 2020 contained a paragraph stating that there was substantial doubt about the Company’s ability to continue as a going concern.

The Company has provided a copy of the foregoing disclosures to Deloitte and requested that Deloitte furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether Deloitte agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of Deloitte's letter, dated May 7, 2021, is attached hereto as Exhibit 16.1.

As previously reported on a Current Report on Form 8-K filed by the Company with the SEC on March 2, 2021, the Audit Committee selected Grassi & Co. CPAs, P.C. as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2021.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description
16.1	Letter from Deloitte & Touche LLP to the Securities and Exchange Commission, dated May 7, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELIGENT, INC.

Date: May 7, 2021	By:	/s/ Philip K. Yachmetz
		Name:	Philip K. Yachmetz
		Title:	Chief Legal Officer